UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2021 21 OCTOBER 2021

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 East Sunrise Blvd., Suite 1204 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 607-6393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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On October 22, 2021, Clinigence Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on October 15, 2021, Clinigence Holdings, Inc., a Delaware corporation (“Parent” or the “Company”), Clinigence Procare Health Inc, a Delaware corporation (“Merger Sub”), Procare Health, Inc., a California corporation (“Procare”), Anh Nguyen (“Majority Stockholder”), and Tram Nguyen (“Minority Stockholder” and together with Majority Stockholder, the “Stockholders”) entered into an agreement and plan of merger (the “Merger Agreement”). The transactions contemplated by the Merger Agreement were deemed consummated on October 15, 2021 (the “Procare Closing”) and for accounting purposes financial statements consolidation began as of October 1, 2021.

This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited interim combined financial statements of Procare and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items and to file the Amendment.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited financial statements of Procare, which comprise the statements of financial position as of December 31, 2020, and the unaudited interim statements of financial position as of September 30, 2021, and the related combined statements of income, comprehensive income, changes in equity and cash flows for the year and period then ended, and the related notes to the combined financial statements, are filed herewith as Exhibits 99.2 and 99.3.

(b) Pro forma financial information

The unaudited pro forma condensed financial information of the Company and Procare is filed as Exhibit 99.4 to this Form 8-K/A.

(d) Exhibits

Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 15, 2021

Clinigence Holdings, Inc.

By: /s/ Michael Bowen

Michael Bowen

Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1+	Agreement and Plan of Merger by and among the Company, Procare, Merger Sub, Majority Stockholder and Minority Stockholder.
99.1+	Clinigence Press Release dated October 21, 2021announcing the Closing.
99.2	Audited financial statements of Procare as of December 31, 2020, and for the year then ended.
99.3	Unaudited financial statements of Procare as of September 30, 2021 and for the period then ended.
99.4	Unaudited pro forma condensed combined financial information of the Company and Procare.
99.5++	Audited financial statements of Clinigence Holdings, Inc. as of December 31, 2020, and unaudited financial statements of Clinigence Holdings, Inc. for the nine months ended September 30, 2021.

* A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request

+ Previously filed with the Original Form 8-K.

++ Previously filed on Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021.

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